                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

 IN RE:                                          CHAPTER 11
      THE MIIX GROUP, INC., ET. AL.              CASE NO: 04-13588 (MFW)
            DEBTORS.                                      (JOINTLY ADMINISTERED)


                            MONTHLY OPERATING REPORT
           FOR THE PERIOD: DECEMBER 1, 2005 THROUGH DECEMBER 31, 2005

            File with Court and submit copy to United States Trustee
                       within 25 days after end of month

                                                                                      DOCUMENT   EXPLANATION
                         REQUIRED DOCUMENTS                             FORM NO.      ATTACHED     ATTACHED
--------------------------------------------------------------------   ---------      --------   -----------

Schedule of Cash Receipts and Disbursements                            MOR-1             X

    Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)      X

    Copies of bank statements                                                            X

    Cash disbursements journals                                                          X

Statement of Operations                                                MOR-2             X

Balance Sheet                                                          MOR-3             X

Status of Post-Petition Taxes                                          MOR-4             X

    Copies of IRS Form 6123 or payment receipt                                                       X

    Copies of tax returns filed during reporting period                                  X

Summary of Unpaid Postpetition Debts                                   MOR-4             X

    Listing of aged accounts payable                                                                 X

Accounts Receivable Reconciliation and Aging                           MOR-5             X

Debtor Questionnaire                                                   MOR-5             X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

--------------------------------------            ------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*               DATE

--------------------------------------            ------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL             TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
       DEBTORS.                                           (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

      Exhibit A:Intercompany activity summaries
      Exhibit B:Cash disbursements journals
      Exhibit C:Bank statements and reconciliations

                                                                           MOR-1

                              THE MIIX GROUP, INC.
                            CASE NO. 04-13588 (MFW)

ACTUAL WEEKLY CASH FLOWS
DECEMBER-05

                                                                                                                        DEC-05
                                              28-NOV         5-DEC         12-DEC         19-DEC         26-DEC         ACTUALS
                                             -------        -------        -------        -------        -------        -------
Week Beginning
Beginning cash balance                       $92,185        $92,185        $92,185        $92,437        $92,437        $92,185

Income
  Advantage MSA Payments                           -              -              -              -              -              -
  MIIX in Rehab Payroll funding / MSA              -              -              -              -              -              -
  Miscellaneous receipts                           -              -            252              -              -            252
  Sale proceeds - certain assets                   -              -              -              -              -              -
  Law RE Dividend                                  -              -              -              -              -              -
                                             -------        -------        -------        -------        -------        -------
  Total cash                                       -              -            252              -              -            252

Expenses
  Allocated portion of mgmt. Salaries              -              -              -              -              -              -
  Advantage Payroll                                -              -              -              -              -              -
  MIIX in Rehab Payroll                            -              -              -              -              -              -
  Current Severance commitments                    -              -              -              -              -              -
  Allocation of finance salaries                   -              -              -              -              -              -
                                             -------        -------        -------        -------        -------        -------
  Total Salaries                                   -              -              -              -              -              -

  Benefits @ 30%                                   -              -              -              -              -              -

  Legal
    DBR                                            -              -              -              -              -              -
   Other                                           -              -              -              -              -              -
   Traxi                                           -              -              -              -              -              -
   US Trustee fee                                  -              -              -              -              -              -

  Overhead Costs                                   -              -              -              -              -              -
  Settlement with MIIX Insurance                   -              -              -              -              -              -
  D&O Renewal                                      -              -              -              -              -              -
  SEC complinace costs                             -              -              -              -              -              -
  SSG                                              -              -              -              -              -              -
  Advertising                                      -              -              -              -              -              -
  Consulting                                       -              -              -              -              -              -
  Tax services                                     -              -              -              -              -              -
  Information System Costs                         -              -              -              -              -              -

                                             -------        -------        -------        -------        -------        -------
  Total expenses                                   -              -              -              -              -              -

                                             -------        -------        -------        -------        -------        -------
  Change in cash                                   -              -            252              -              -            252
                                             =======        =======        =======        =======        =======        =======

                                             -------        -------        -------        -------        -------        -------
Ending Cash Balance                          $92,185        $92,185        $92,437        $92,437        $92,437        $92,437
                                             =======        =======        =======        =======        =======        =======

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                            CASE NO. 04-13589 (MFW)

ACTUAL WEEKLY CASH FLOWS
DECEMBER-05

                                                                                                                          DEC-05
                                            28-NOV           5-DEC          12-DEC           19-DEC         26-DEC        ACTUALS
                                          -----------     -----------     -----------     -----------     ----------    -----------
Week Beginning
Beginning cash balance                    $ 1,411,705     $ 1,358,534     $ 1,338,851     $ 1,335,138     $1,335,010    $ 1,411,705

Income
  Advantage MSA Payments                            -               -               -               -              -              -
  MIIX in Rehab Payroll funding / MSA               -               -               -               -              -              -
  Miscellaneous receipts                            -               -               -               -              -              -
  Sale proceeds - certain assets                    -             118           8,650               -              -          8,768
  Law RE Dividend                                   -               -               -               -              -              -
                                          -----------     -----------     -----------     -----------     ----------    -----------
  Total cash                                        -             118           8,650               -              -          8,768

Expenses
  Allocated portion of mgmt. Salaries               -               -               -               -              -              -
  Advantage Payroll (1)                             -               -               -               -              -              -
  MIIX in Rehab Payroll                             -               -               -               -              -              -
  Current Severance commitments                     -               -               -               -              -              -
  Allocation of finance salaries                    -               -               -               -              -              -
                                          -----------     -----------     -----------     -----------     ----------    -----------
  Total Salaries                                    -               -               -               -              -              -

  Benefits @ 30%                                    -               -               -               -              -              -

Professional Fees:
   DBR                                         52,283               -               -               -              -         52,283
  Other                                           888               -          12,363               -              -         13,251
  Traxi                                             -          19,801               -               -              -         19,801
  US Trustee fee                                    -               -               -               -              -              -

  Overhead Costs                                    -               -               -             128              -            128
  Settlement with MIIX Insurance                    -               -               -               -              -              -
  D&O Renewal                                       -               -               -               -              -              -
  SEC complinace costs                              -               -               -               -              -              -
  SSG                                               -               -               -               -              -              -
  Advertising                                       -               -               -               -              -              -
  Consulting                                        -               -               -               -              -              -
  Tax services                                      -               -               -               -              -              -
  Information System Costs                          -               -               -               -              -              -

                                          -----------     -----------     -----------     -----------     ----------    -----------
  Total expenses                               53,171          19,801          12,363             128              -         85,464

                                          -----------     -----------     -----------     -----------     ----------    -----------
  Change in cash                              (53,171)        (19,683)         (3,713)           (128)             -        (76,696)
                                          ===========     ===========     ===========     ===========     ==========    ===========

                                          -----------     -----------     -----------     -----------     ----------    -----------
Ending Cash Balance                       $ 1,358,534     $ 1,338,851     $ 1,335,138     $ 1,335,010     $1,335,010    $ 1,335,010
                                          ===========     ===========     ===========     ===========     ==========    ===========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                        MIIX GROUP                                     NJSMU
                                                   12/20/04 - 12/31/05                           12/20/04 - 12/31/05
                                         ---------------------------------------     -------------------------------------------
                                          ACTUAL       PROJECTED*     VARIANCE         ACTUAL        PROJECTED*       VARIANCE
                                         ---------     ----------    -----------     -----------     -----------     -----------
Beginning cash balance                   $ 200,077     $ 197,773     $     2,304     $ 1,026,276     $   994,211     $    32,065

Income
  Advantage MSA Payments                         -             -               -       1,981,332       2,155,717        (174,385)
  MIIX in Rehab Payroll funding / MSA            -             -               -         100,000         117,000         (17,000)
  Miscellaneous receipts                    44,141             -          44,141         463,140               -         463,140
  Sale proceeds - certain assets                 -             -               -       1,023,279               -       1,023,279
  Law RE Dividend                                -             -               -         380,000         400,000         (20,000)
                                         ---------     ---------     -----------     -----------     -----------     -----------
  Total cash                                44,141             -          44,141       3,947,751       2,672,717       1,275,034

Expenses
  Allocated portion of mgmt. Salaries            -        43,721         (43,721)              -          40,000         (40,000)
  Advantage Payroll                              -             -               -       1,424,884       1,195,740         229,144
  MIIX in Rehab Payroll                          -             -               -               -          90,000         (90,000)
  Current Severance commitments                  -             -               -               -               -               -
  Allocation of finance salaries                 -             -               -               -          34,973         (34,973)
                                         ---------     ---------     -----------     -----------     -----------     -----------
  Total Salaries                                 -        43,721         (43,721)      1,424,884       1,360,713          64,171

  Benefits @ 30%                                 -        13,116         (13,116)              -         408,214        (408,214)

  Legal
    DBR                                          -             -               -         338,960         360,000         (21,040)
   Other                                         -        60,000         (60,000)        363,481          40,000         323,481
   Traxi                                         -             -               -         361,047         107,980         253,067
   US Trustee fee                              250           750            (500)         13,500           5,000           8,500

  Overhead Costs                            43,888        13,762          30,126         789,323       1,078,910        (289,586)
  Settlement with MIIX Insurance                 -             -               -         121,828         334,000        (212,172)
  D&O Renewal                               90,753        90,753               -         194,253               -         194,253
  SEC complinace costs                           -        15,000         (15,000)              -               -               -
  SSG                                            -             -               -               -               -               -
  Advertising                                8,425             -           8,425               -               -               -
  Consulting                                 8,465             -           8,465               -               -               -
  Tax services                                   -             -               -               -               -               -
  Information System Costs                       -             -               -          31,742         102,000         (70,258)

                                         ---------     ---------     -----------     -----------     -----------     -----------
  Total expenses                           151,781       237,103         (85,322)      3,639,018       3,796,816        (157,799)

                                         ---------     ---------     -----------     -----------     -----------     -----------
  Change in cash                          (107,640)     (237,103)        129,462         308,734      (1,124,099)      1,432,833
                                         ---------     ---------     -----------     -----------     -----------     -----------

                                         ---------     ---------     -----------     -----------     -----------     -----------
Ending Cash Balance                      $  92,437     $ (39,330)    $   131,766     $ 1,335,010     $  (129,888)    $ 164,898
                                         =========     =========     ===========     ===========     ===========     ===========
                                                   TOTAL - COMBINED DEBTORS
                                                     12/20/04 - 12/31/05
                                         -------------------------------------------
                                           ACTUAL        PROJECTED*       VARIANCE
                                         -----------     -----------     -----------
Beginning cash balance                   $ 1,226,353     $ 1,191,984     $    34,369

Income
  Advantage MSA Payments                   1,981,332       2,155,717        (174,385)
  MIIX in Rehab Payroll funding / MSA        100,000         117,000         (17,000)
  Miscellaneous receipts                     507,281               -         507,281
  Sale proceeds - certain assets           1,023,279               -       1,023,279
  Law RE Dividend                            380,000         400,000         (20,000)
                                         -----------     -----------     -----------
  Total cash                               3,991,892       2,672,717       1,319,175

Expenses
  Allocated portion of mgmt. Salaries              -          83,721         (83,721)
  Advantage Payroll                        1,424,884       1,195,740         229,144
  MIIX in Rehab Payroll                            -          90,000         (90,000)
  Current Severance commitments                    -               -               -
  Allocation of finance salaries                   -          34,973         (34,973)
                                         -----------     -----------     -----------
  Total Salaries                           1,424,884       1,404,434          20,450

  Benefits @ 30%                                   -         421,330        (421,330)

  Legal
    DBR                                      338,960         360,000         (21,040)
   Other                                     363,481         100,000         263,481
   Traxi                                     361,047         107,980         253,067
   US Trustee fee                             13,750           5,750           8,000

  Overhead Costs                             833,211       1,092,672        (259,460)
  Settlement with MIIX Insurance             121,828         334,000        (212,172)
  D&O Renewal                                285,006          90,753         194,253
  SEC complinace costs                             -          15,000         (15,000)
  SSG                                              -               -               -
  Advertising                                  8,425               -           8,425
  Consulting                                   8,465               -           8,465
  Tax services                                     -               -               -
  Information System Costs                    31,742         102,000         (70,258)

                                         -----------     -----------     -----------
  Total expenses                           3,790,799       4,033,919        (243,120)

                                         -----------     -----------     -----------
  Change in cash                             201,093      (1,361,201)      1,562,295
                                         -----------     -----------     -----------

                                         -----------     -----------     -----------
Ending Cash Balance                      $ 1,427,446     $  (169,218)    $ 1,596,664
                                         ===========     ===========     ===========

[ * ]  No cash flow projections were prepared for the post-Close period
      (subsequent to April 15, 2005).

                                                                  MOR-2

IN RE:                                      CHAPTER 11
 THE MIIX GROUP, INC.                       CASE NO:     04-13588 (MFW)
       DEBTORS.

                                      INCOME STATEMENTS FOR THE PERIODS
                                      ---------------------------------
                                      12/01/05 to           12/21/04 to
                                       12/31/05              12/31/05
                                      ----------            -----------
                                      (Unaudited)           (Unaudited)

Net investment income                 $      252            $    8,545
                                      ----------            ----------

Total revenue                                252                 8,545
                                      ----------            ----------
Expenses:
 Salary, benefits and taxes                    -                93,318
 Insurance                                     -               203,738
 Professional services                         -                44,090
 Other expenses                                -                34,325
                                      ----------            ----------

Total expenses                                 -               375,471
                                      ----------            ----------

Loss before income taxes                     252              (366,926)

Federal income tax benefit                     -                     -
                                      ----------            ----------

Net income / (loss)                   $      252            $ (366,926)
                                      ==========            ==========

                                                                           MOR-2

IN RE:                                      CHAPTER 11
 NEW JERSEY STATE MEDICAL UNDERWRITERS      CASE NO: 04-13589 (MFW)
     DEBTORS.

                                              INCOME STATEMENTS FOR THE PERIODS
                                              ---------------------------------
                                              12/01/05 TO           12/21/04 TO
                                               12/31/05              12/31/05
                                              -----------          ------------
                                              (Unaudited)          (Unaudited)
f
MDAdvantage management service agreement       $       -           $  1,472,029
MDAdvantage incentive payment                          -                100,000
Dividends received from subsidiary                     -                380,000
Gain on Sale of Assets                                 -                746,345
Other income                                       8,768                271,934
                                              ----------           ------------
Total revenue                                      8,768              2,970,308
                                              ----------           ------------
Expenses:
 Salary, benefits and taxes                            -                (65,189)
 Insurance                                             -                284,539
 Professional services                            24,801              1,226,568
 MDAdvantage management service agreement              -              1,472,029
 Goodwill writeoff                                     -              1,000,000
 Other expenses                                        -                277,008
                                              ----------           ------------
Total expenses                                    24,801              4,194,954
                                              ----------           ------------
Income before federal income taxes               (16,033)            (1,224,646)

State and Federal income tax benefit                   -               (163,374)
                                              ----------           ------------
Net income                                     $ (16,033)           $(1,061,272)
                                              ==========           ============

                                                                           MOR-3

IN RE:                                           CHAPTER 11
 THE MIIX GROUP, INC.                               CASE NO:  04-13588 (MFW)
     DEBTORS.

                                     BALANCE SHEET AS OF
                                         12/31/2005
                                     -------------------
                                         (Unaudited)
Assets
 Investments in subsidiaries         $        6,643,541
 Cash & short term investments                   92,185
 Other assets                                   679,911
                                     ------------------
Total Assets                                  7,415,638
                                     ==================
Liabilities & Equity
 Liabilities Subject to Compromise            8,886,290
 Intercompany payable                            35,050
 Other accrued expenses                          16,148
                                     ------------------

Total Liabilities                             8,937,488

Equity                                       (1,521,851)
                                     ------------------
Total Liabilities & Equity           $        7,415,637
                                     ==================

                                                                           MOR-3

IN RE:                                         CHAPTER 11
 NEW JERSEY STATE MEDICAL UNDERWRITERS         CASE NO:   04-13589 (MFW)
       DEBTORS.

                                                 BALANCE SHEET AS OF
                                                     12/31/2005
                                                 -------------------
                                                     (Unaudited)
Assets
 Investments in subsidiaries                     $         2,412,774
 Cash & short term investments                             1,090,941
 Intercompany receivables                                  8,724,401
 Receivable from MIIX Insurance Co. in Rehab.                225,357
 Receivable from MDAdvantage                                  45,525
 Prepaid expenses                                             20,768
 Goodwill, net                                                     -
 Furniture & equipment                                             -
 Miscellaneous assets                                        342,026
                                                 -------------------

Total Assets                                     $        12,861,792
                                                 ===================
Liabilities & Equity
 Deferred gain                                   $         1,500,000
 Liabilities subject to compromise                         3,688,348
 Accrued expenses                                            168,983
 Accrued pension liability                                   851,874
 Other liabilites                                              9,045
                                                 -------------------

Total Liabilities                                          6,218,250

Equity                                                     6,643,541
                                                 -------------------
Total Liabilities & Equity                       $        12,861,791
                                                 ===================

                                                                           MOR-4

IN RE:                                      CHAPTER 11
 THE MIIX GROUP, INC.                       CASE NO:    04-13588 (MFW)
     DEBTORS.

                            STATUS OF POSTPETITION TAXES

                                 BEGINNING     AMOUNT                               ENDING
                                    TAX       WITHHELD   AMOUNT  DATE  CHECK NO.      TAX
                                 LIABILITY   OR ACCRUED   PAID   PAID   OR EFT     LIABILITY
                                -----------  ----------  ------  ----  ---------  -----------
FEDERAL
  Withholding                   $         -  $       -   $    -                   $         -
  FICA - Employee               $         -  $       -   $    -                   $         -
  FICA - Employer               $         -  $       -   $    -                   $         -
  Unemployment                  $         -  $       -   $    -                   $         -
  Income                        $         -  $       -   $    -                   $         -
  Other:                        $         -  $       -   $    -                   $         -
                                ===========  =========   ======  ====  =========  ===========
    Total Federal Taxes         $         -  $       -   $    -                   $         -

STATE & LOCAL
  Withholding                   $         -  $       -   $    -                   $         -
  Sales                         $         -  $       -   $    -                   $         -
  Excise                        $         -  $       -   $    -                   $         -
  Unemployment                  $         -  $       -   $    -                   $         -
  Real Property                 $         -  $       -   $    -                   $         -
  Personal Property             $         -  $       -   $    -                   $         -
  Other: Income                 $ (2,000.00) $       -   $    -                   $ (2,000.00)
                                ===========  =========   ======  ====  =========  ===========
    Total State & Local Taxes   $ (2,000.00) $       -   $    -                   $ (2,000.00)
                                ===========  =========   ======  ====  =========  ===========
TO  TAL TAXES                   $ (2,000.00) $       -   $    -                   $ (2,000.00)
                                ===========  =========   ======  ====  =========  ===========

                                                                           MOR-4

IN RE:                                      CHAPTER 11
 NEW JERSEY STATE MEDICAL UNDERWRITERS      CASE NO:    04-13589 (MFW)
       DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                BEGINNING     AMOUNT                               ENDING
                                   TAX       WITHHELD   AMOUNT  DATE  CHECK NO.     TAX
                                LIABILITY   OR ACCRUED   PAID   PAID   OR EFT    LIABILITY
                                ---------   ----------   ----   ----   ------    ---------
FEDERAL
  Withholding                   $        -  $        -  $    -                   $        -
  FICA - Employee               $        -  $        -  $    -                   $        -
  FICA - Employer               $        -  $        -  $    -                   $        -
  Unemployment                  $        -  $        -  $    -                   $        -
  Income                        $        -  $        -  $    -                   $        -
  Other:                        $        -  $        -  $    -                   $        -
                                ==========  ==========  ======  ====  =========  ==========
    Total Federal Taxes         $        -  $        -  $    -                   $        -

STATE & LOCAL
  Withholding                   $        -  $        -  $    -                   $        -
  Sales/Use                     $ 7,883.00  $        -  $    -                   $ 7,883.00
  Excise                        $        -  $        -  $    -                   $        -
  Unemployment/SDI              $        -  $        -  $    -                   $        -
  Real Property                 $        -  $        -  $    -                   $        -
  Personal Property             $        -  $        -  $    -                   $        -
  Other: Escheat                $ 1,506.00  $        -  $    -                   $ 1,506.00
                                ==========  ==========  ======  ====  =========  ==========
    Total State & Local Taxes   $ 9,389.00  $        -  $    -                   $ 9,389.00
                                ==========  ==========  ======  ====  =========  ==========
TOTAL TAXES                     $ 9,389.00  $        -  $    -                   $ 9,389.00
                                ==========  ==========  ======  ====  =========  ==========

                                                                           MOR-4

IN RE:                                       CHAPTER 11
  THE MIIX GROUP, INC.                       CASE NO:  04-13588 (MFW)
       DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                             AS OF DECEMBER 31, 2005

                                           POST-PETITION
                  VENDOR                    AMOUNTS DUE
-------------------------------------      -------------
SaiberSchlesinger Satz & Goldstein         $    2,250.00
SaiberSchlesinger Satz & Goldstein              1,197.50
Wilmer Cutler Pickering Hale And Door           8,899.85
Wilmer Cutler Pickering Hale And Door           3,329.60
                                           -------------
  Total                                    $   15,676.95
                                           =============

                                                                           MOR-4

IN RE:                                      CHAPTER 11
 NEW JERSEY STATE MEDICAL UNDERWRITERS      CASE NO: 04-13589 (MFW)
       DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                             AS OF DECEMBER 31, 2005

                                           POST-PETITION
          VENDOR                            AMOUNTS DUE
-------------------------------------      -------------
Hewlett-Packard                            $    1,399.20
PBCC                                              501.98
SaiberSchlesinger Satz & Goldstein                360.00
Sunguard Recovery Services                      3,238.00
                                           -------------
 Total                                     $    5,499.18
                                           =============

IN RE:                                                  CHAPTER 11
 THE MIIX GROUP, INC.                                   CASE NO:  04-13588 (MFW)
       DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF DECEMBER 31, 2005

                ACCOUNTS RECEIVABLE RECONCILIATION                      AMOUNT
------------------------------------------------------------------      ------
Total Accounts Receivable at the beginning of the reporting period      $    -
+ Amounts billed during the period                                      $    -
- Amounts collected during the period                                   $    -
Total Accounts Receivable at the end of the reporting period            $    -

                    ACCOUNTS RECEIVABLE AGING                           AMOUNT
------------------------------------------------------------------      ------
0 - 30 days old                                                         $    -
31 - 60 days old                                                        $    -
61 - 90 days old                                                        $    -
91+ days old                                                            $    -
Total Accounts Receivable                                               $    -
Amount considered uncollectible (Bad Debt)                              $    -
Accounts Receivable (Net)                                               $    -

                              DEBTOR QUESTIONNAIRE

                            MUST BE COMPLETED EACH MONTH                                 YES   NO
-------------------------------------------------------------------------------------    ---   --
1. Have any assets been sold or transferred outside the normal course of business
     this reporting period? If yes, provide an explanation below.                              X
2. Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period? If yes, provide an explanation below.                      X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
     below.                                                                                    X
4. Are workers compensation, general liability and other necessary insurance coverages
     in effect? If no, provide an explanation below.                                      X

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Explanation 3.: Post-petition tax returns are in the process of being prepared.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                           CHAPTER 11
 NEW JERSEY STATE MEDICAL UNDERWRITERS           CASE NO: 04-13589 (MFW)
       DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                             AS OF DECEMBER 31, 2005

                ACCOUNTS RECEIVABLE RECONCILIATION                      AMOUNT
------------------------------------------------------------------    -----------
Total Accounts Receivable at the beginning of the reporting period    $ 8,995,283
+ Amounts billed during the period                                    $         -
- Amounts collected during the period                                 $         -
- Intercompany writedowns                                             $         -
Total Accounts Receivable at the end of the reporting period          $ 8,995,283

                    ACCOUNTS RECEIVABLE AGING                           AMOUNT
------------------------------------------------------------------    -----------
0 - 30 days old                                                       $         -
31 - 60 days old                                                      $         -
61 - 90 days old                                                      $         -
91+ days old                                                          $ 8,995,283
Total Accounts Receivable                                             $ 8,995,283
Amount considered uncollectible (Bad Debt)                            $         -
Accounts Receivable (Net)                                             $ 8,995,283

                              DEBTOR QUESTIONNAIRE

                            MUST BE COMPLETED EACH MONTH                                  YES     NO
-------------------------------------------------------------------------------------     ---     --
1. Have any assets been sold or transferred outside the normal course of business
     this reporting period? If yes, provide an explanation below.                                 X
2. Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
     below.                                                                                       X
4. Are workers compensation, general liability and other necessary insurance coverages
     in effect? If no, provide an explanation below.                                       X

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Explanation 3.: Post-petition tax returns are in the process of being prepared.
________________________________________________________________________________
________________________________________________________________________________

                                                                      FORM MOR-5
                                                                      (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                            CHAPTER 11
 THE MIIX GROUP, INC., ET. AL.                    CASE NO: 04-13588 (MFW)
        DEBTORS.                                          (JOINTLY ADMINISTERED)

                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

                           Exhibit A - Interco(Group)

THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

  ACCOUNT      PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
============   ======   ==========   ============   ===========   =========   ==========
No Activity

                           Exhibit A - Interco(NJSMU)

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

  ACCOUNT      PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
============   ======   ==========   ============   ===========   =========   ==========
No Activity

                             UNITED STATES BANKRUPTCY COURT
                                        DISTRICT OF DELAWARE

IN RE:                                         CHAPTER 11
 THE MIIX GROUP, INC., ET. AL.                 CASE NO:   04-13588 (MFW)
       DEBTORS.                                           (JOINTLY ADMINISTERED)

                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

                              THE MIIX GROUP, INC.
                             DISBURSEMENTS REGISTER
            FOR THE PERIOD DECEMBER 1, 2005 THROUGH DECEMBER 31, 2005

    TYPE               CHECK/WIRE            DATE            PAYEE          AMOUNT
-------------        --------------        --------        ---------      ----------
No activity

                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                             DISBURSEMENTS REGISTER
            FOR THE PERIOD DECEMBER 1, 2005 THROUGH DECEMBER 31, 2005

  PMT. TYPE     CHECK NO.       DATE          PAYEE           AMOUNT
------------    ---------    ----------    -----------     ------------
Check             1142       12/06/2005    Traxi LLC       $ (19,801.40)
Check             1143       12/06/2005    White Space     $  (5,000.00)
                                                           ------------

GRAND TOTAL                                                $ (24,801.40)
                                                           ============